OPTION AGREEMENT

(North Shore Group of Properties)

dated

February 5th , 2009

between

LITEWAVE CORPORATION

and

ST-GEORGES MINERALS INC.

OPTION AGREEMENT

THIS OPTION AGREEMENT is made as of the **5th day of February, 2009** (the "Agreement Date")

BETWEEN:

ST-GEORGES MINERALS INC., a company incorporated under the laws of Canada, having a business address at 2020 University Street, Suite 2000, Montreal, Quebec, H3A 2A5, represented by François Dumas

(the "Optionee")

OF THE FIRST PART

AND:

LITEWAVE CORP., a company incorporated under the laws of Nevada, having a business address at Suite 1006, 1166 Alberni Street, Vancouver, BC V6E 3Z3, represented by Ian Lambert.

(the "Optionor")

OF THE SECOND PART

WHEREAS:

A. The Optionee is the legal and beneficial holder of the mineral claims more particularly described in Schedule "B" attached hereto (the "Property");

B. The Optionee has agreed to grant an exclusive right to the Optionor to acquire, subject to the terms and conditions of this Agreement, a 50% interest in the Property; and

C. The Optionor wishes to acquire the right to acquire a 50% interest in the Property on the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT the parties hereto agree as follows:

1. INTERPRETATION

1.01 Definitions

Where used herein or in any schedule or amendment hereto, unless the context otherwise requires, each of the words and phrases set out in Schedule "A" shall have the meanings set forth therein.

1.02 Schedules

The following are the schedules attached to and incorporated into this Agreement by reference and deemed to be part hereof:

Schedule A – Defined Terms
Schedule B – Property
Schedule C – Third Parties Payments

1.03 Governing Law

This Agreement shall in all respects be governed by and be construed in accordance with the laws in force in the Province of Quebec and subject to the exclusive jurisdiction of the courts of the Province of Quebec. In addition, this Agreement shall be subject to all applicable laws, rules and regulations of public bodies having jurisdiction over the development or operation of the Property.

1.04 Severability

If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, the validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby under the laws of any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

1.05 Parties in Interest

This Agreement shall ensure to the benefit of and be binding to the parties hereto and their respective successors and permitted assigns.

1.06 Included Words

Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require, and vice versa.

1.07 Headings

The headings to the Sections and paragraphs of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.08 References

Unless otherwise stated, a reference herein to a numbered or lettered Section or paragraph refers to the section or paragraph bearing that number or letter in this Agreement. A reference to "this Agreement" or herein, hereof, hereunder or other like words means this Agreement, including the Schedules hereto, together with any amendments thereto.

1.09 Currency

All references to currency in this Agreement are to the lawful money of Canada unless otherwise stated.

2. OPTIONING OF PROPERTIES

2.01 Optioning of Properties

The Optionee hereby agrees to option a **50% interest** in the Property in favour of the Optionor (the "Agreement").

2.02 Terms

This Agreement shall terminate if the Optionor fails to complete the following:

(a) Issuing a total of 14,600,000 common shares of Litewave Corp. to the Optionee and to people identified by the Optionee in **Schedule "C"**;

(b) Collectively paying a total of $100,000 to the Optionee, as follows:

(i) $25,000 by the First Anniversary (firm commitment); and
(ii) $75,000 by the Second Anniversary (firm commitment).

(c) Signing a Net Smelter Return ("NSR") agreement in favour of the Optionee for two per cent (1,5%) within 30 days.

(d) Advance royalty payment of $10,000 a year beginning at the end of year three.

2.03 Buy-back of 50% of NSR

At any time, the Optionor may buy back from the Optionee up to 66,7% of the NSR as described in 2.02 (c) above for a total amount of $1,000,000, leaving a 0.5% NSR.

2.04 Abandonment of the Properties

In the event that the Optionor abandons the properties, they shall be returned to the Optionee in good standing.

3. REPRESENTATIONS AND WARRANTIES

3.01 The Optionee's Representations and Warranties

The Optionee represents and warrants to the Optionor that:

(a) This Agreement has been validly and effectively approved and authorized by the Optionee and has been duly executed and delivered by the Optionee;

(b) The Optionee is the recorded title holder of the Property or its valid contractual owner and it has good and sufficient right, power and authority to enter into and deliver this Agreement and to perform the transactions contemplated hereby, and the provisions hereof constitute legal, valid and binding obligations of the Optionee enforceable in accordance with their terms;

(c) Neither the execution and delivery of this Agreement, nor compliance by the Optionee with any of the provisions hereof conflicts with or results in a breach of or default under any lien, charge, encumbrance or adverse claim against or on the Property under any of the terms, conditions or

provisions of any agreement or instrument to which the Optionee is a party or any judgment, order, law or governmental or administrative regulation or restriction applicable to the Optionee;

(d) There are no actions, suits, claims, proceedings, litigation or investigations pending or to the best of the Optionee's knowledge after due investigation, threatened, or judgments outstanding and unsatisfied against or affecting the Optionee, any part of or all of the Property, or this Agreement;

(e) The lands comprised in the Property have been duly and validly located and recorded under the law and jurisdiction in which they are situated and are in good standing in the appropriate mining recorders office on the date hereof;

(g) There are no royalties, fees or monies payable or required to be paid to any person with regard to the Property other than the NSR; and

(h) To the best of the Optionee's knowledge, information and belief, all previous work conducted on the Property was conducted in compliance with all applicable laws.

3.02 <u>The Optionor's Representations and Warranties</u>

The Optionor represents and warrants to the Optionee that:

(a) The Optionor **"Litewave Corp."** is a corporation duly incorporated under the laws of the State of Nevada and is a valid and subsisting corporation in good standing under the laws of Nevada;

(b) This Agreement has been validly and effectively approved and authorized by all necessary corporate action on the part of the Optionor and has been duly executed and delivered by the Optionor;

(c) The Optionor has good and sufficient right, power and authority to enter into and deliver this Agreement and to perform the transactions contemplated hereby and this Agreement and the provisions hereof constitute legal, valid and binding obligations of the Optionor enforceable in accordance with their terms; and

(d) Neither the execution and delivery of this Agreement, nor compliance by the Optionor with any of the provisions hereof or thereof conflicts with or results in a breach of or default under any lien, charge, encumbrance or adverse claim against or on the Property under any of the terms, conditions or provisions of the constating documents or any directors' or shareholders' resolution of the Optionor or any agreement or instrument to which the Optionor is a party or any judgment, order, law or governmental, or administrative regulation or restriction applicable to it.

3.03 <u>Survival of Representations</u>

All representations and warranties granted or assented to in this Agreement, will survive the signing of this Agreement and each such representation and warranty is a condition of this Agreement, any or all of which conditions may be waived in whole or in part by the party for whose benefit the representation is made.

4. RIGHTS AND COVENANTS RELATING TO THE PROPERTY

4.01 Right to Explore

Subject to applicable Quebec laws and regulations, the Optionor shall have the exclusive right to enter upon the Property and to explore and prospect for ores and minerals thereon, subject to the conditions attaching to the Property. The rights of the Optionor under this Section shall be subject to Quebec laws and regulations and shall include all rights held or exercisable by the Optionee which rights include, but are not limited to, the right to:

(a) Build roads and erect temporary structures upon the surface of the Property for use by the Optionor and its contractors and their respective personnel and equipment, subject to applicable Quebec Government regulations and permitting requirements;

(b) Carry out surface and underground exploration on the Property for ores and minerals in respect of which the mineral claim comprising the Property are validly issued including, without limitation, by collecting samples for test metallurgical work;

(c) Conduct any other geological, geophysical or geochemical evaluation, testing or assaying of the Property;

(d) Use any surface and underground water rights, if any, in or upon or appurtenant to the Property and make application for any such rights as may be required in the circumstances, and to use all reciprocal rights which any of the Property may have with respect to other Property in the area;

(e) With the prior approval of the Optionee, in the name of the Optionee, apply for all permits, licenses and other approvals deemed necessary or appropriate by the Optionor in connection with the conduct of exploration activities; and

(f) Do all things which are incidental to or which may be useful, desirable or convenient in the exercise of rights or in the performance of obligations granted to the Optionor hereunder.

The Optionor shall have control of all exploration activities on or for the benefit of the Property and of all equipment supplies, machinery and other assets purchased or otherwise acquired for use in connection with such exploration activities. The Optionor shall pay or cause to be paid the costs of all labour performed upon or material furnished to the Property by it or at its request.

4.02 Site Responsibility

The Optionor shall comply with applicable Quebec laws and regulations, municipal and local laws, regulations, orders and approval of all governmental authorities relating to environmental matters in connection with the use, maintenance and operation of the Property and the conduct of business and operations related thereto. The Optionor shall indemnify and save harmless the Optionee from and against any and all liabilities, losses, claims, damages (including, without limitation, penalties, fines and monetary sanctions but excluding lost profits and any other consequential damages whatsoever), costs, lawyer's fees and disbursements on a solicitor and his own client basis, court costs, accountant's fees and expenses and all other out-of-pocket expenses in connection with or arising in any manner whatsoever out of the breach of the covenant of the Optionor contained in this Section, provided however, that the Optionor's covenant contained in this Section does not apply to environmental matters related to the Property which took place prior to the date of this Agreement.

4.03 Reclamation

The Optionor will be responsible for reclamation of all disturbances caused from activities on the Property, and to the extent possible, the Optionor will conduct reclamation concurrently with disturbance. The Optionor will undertake rehabilitation in terms of Quebec law and regulations and closure monitoring of the Property to the extent required by Quebec laws and regulations. Notwithstanding termination of the Agreement, the Optionor shall, subject to the Optionee agreeing otherwise, have the obligation within 3 months following the termination of the Agreement to remove from the Property all buildings, plant equipment, machinery, tools, appliances and supplies that have been brought onto the Property by the Optionor.

4.04 Assessment Work

On termination of this Agreement, the Optionor shall leave the Property in good standing with respect to the filing of assessment work for a period of not less than 365 days after the date of termination, free and clear of all liens, charges and encumbrances arising from the Optionor's operations hereunder (except for taxes not yet due) and in good standing with respect to all applicable environmental, safety and other statutory rules, regulations and orders arising from or applicable to work done on the Property by the Optionor.

5. TERM AND TERMINATION

5.01 Termination by Notice

The Optionor may terminate this Agreement at any time upon giving not less than thirty (30) days written notice to the Optionee.

5.02 Default

No party will be in default of any of its obligations under this Agreement or deprived of any of its rights hereunder until notice of the alleged default has been given to the other party and such default has not been remedied or such other party has not in good faith commenced to take action to remedy such default within 30 days after the receipt of such notice and has not diligently proceeded with such remedying.

6. FORCE MAJEURE

6.01 Extension of Time

If the Optionor is at any time prevented or delayed in complying with any provisions of this Agreement by reason of strike, lock-out, labour shortages, power shortages, fuel shortages, fire, war, act of God, governmental regulation restricting normal operations, shipping delays or any other reason or reasons (other than lack of funds) beyond the control of the Optionor, the time limited for the performance by the Optionor of its obligations hereunder shall be extended by a reasonable period of time.

6.02 Notice

The Optionor shall give prompt notice to the Optionee of each event of force majeure and upon cessation of such event shall furnish the Optionee with notice to that effect.

7. ARBITRATION

7.01 Disputes

The parties agree that all questions or matters in dispute shall be submitted to and settled by arbitration pursuant to the terms hereof.

7.02 Notice

It shall be a condition precedent to the right of any party to submit any matter to arbitration pursuant to the provisions hereof, that any party intending to refer any matter to arbitration shall have given not less than 30 days prior written notice of its intention to do so to the other party together with particulars of the matter in dispute. On the expiration of such 30-day period, the party who gave such notice may proceed to refer the dispute to arbitration as provided in paragraph 7.03.

7.03 Arbitration

The party desiring arbitration shall appoint one arbitrator, and shall notify the other party of such appointment, and the other party shall, within 30 days after receiving such notice, appoint an arbitrator and the two arbitrators so named, before proceeding to act, shall, within 30 days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator to act with them and be chairman of the arbitration herein provided for. If the other party shall fail to appoint an arbitrator within 30 days after receiving notice of the appointment of the first arbitrator, the first arbitrator shall be the only arbitrator, and if the two arbitrators appointed by the parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the laws of the Province of Quebec relating to commercial arbitrations. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the parties, and he shall preside over the arbitration and determine all questions of procedure. This arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the parties. The expense of the arbitration shall be paid as specified in the award.

7.04 Binding Decision

The parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

8. GENERAL PROVISIONS

8.01 No Partnership

This Agreement is not intended to, and shall not be deemed to, create any partnership relation between the parties hereto, including without limitation a mining partnership or commercial partnership. The obligations and liabilities of the parties hereunder shall be several and not joint and neither party shall have or purport to have any authority to act for or to assume any obligations or responsibility on behalf of the other party, other than as expressly granted herein. Nothing herein contained shall be deemed to constitute any party the partner, agent or legal representative of the other party or to create any fiduciary relationship between the parties. Each party agrees to indemnify and hold the other party harmless from and against any and all losses, claims, damages and liabilities arising out of any act taken by or on behalf of such first-mentioned party in connection with this Agreement, except pursuant to authority expressly granted herein or otherwise agreed to between the parties. For the purposes of such indemnity, the reference to each party includes the directors, officers, employees and agents of that party.

8.02 Compliance with Laws

In the conduct of its operations on the Property, the Optionor shall be responsible for compliance with applicable laws and regulations, including laws and regulations related to exploration, mining and reclamation and the Optionor shall bear and pay the costs related thereto.

8.03 Notice

Any notice, election, proposal, objection or other document required or permitted to be given hereunder ("Notices") shall be in writing addressed to the parties as follows:

To the Optionee:

St-Georges Minerals Inc.,
Montreal corporate secretary office,
c/o 2020 University Street, Suite 2000
Montreal, Quebec H3A 2A5
Attention: François Dumas

To the Optionor:

Litewave Corp.,
Suite 1006, 1166 Alberni Street,
Vancouver, BC, V6J 1V4l
Attention: Ian Lambert

All Notices shall be given by personal delivery, or prepaid registered mail, return receipt requested. All Notices shall be effective and shall be deemed delivered as follows:

(a) If by personal delivery, on the date of delivery if delivered during normal business hours, and, if not delivered during normal business hours, on the next business day following delivery;

(b) If by prepaid registered mail on the next business day after actual receipt.

A party may at any time change its address for future Notices hereunder by Notice in accordance with this Section 8.03.

8.04 Further Assurances

Each of the parties hereby covenants and agrees to execute all further and other documents and instruments and to do all further and other things that may be necessary to implement and carry out the intent of this Agreement.

8.05 Confidentiality

The Optionee and the Optionor will, subject to regulatory requirements, maintain the highest level of confidentiality with respect to this Agreement and the Property.

8.06 Entire Agreement

This Agreement, including the Schedules hereto, shall constitute the entire agreement of the parties with respect to the Property and the subject matter hereof, all previous agreements with respect thereto being expressly rescinded and replaced hereby, and no modification or alteration of this Agreement shall be

effective unless in writing executed subsequent to the date hereof by both of the parties. No prior written or contemporaneous oral promises, representations or agreements shall be binding upon the parties.

8.07 <u>Counterparts</u>

This Agreement may be executed in one or more counterparts and by facsimile, which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 5th day of February, 2009.

ST-GEORGES MINERALS INC.

____

By: **Francois Dumas**
Authorized Signatory

LITEWAVE CORP.

____

By: **Ian Lambert**
Authorized Signatory

SCHEDULE "A"

DEFINED TERMS

For the purposes of this Agreement, the following words and phrases shall have the following meanings, namely:

(a) "Property" means the Property as defined on Schedule "B";

(b) "NSR" or "Net Smelter Return" means the net smelter returns as defined in the agreement to be signed.

(d) "Party" means a party to this Agreement.

SCHEDULE "B"
NORTH SHORE PROPERTIES

Propriété Lac en dentelle

Claim N°	Area (ha)	Expiration date	NTS	Range	Lot
CDC-2165873	55.00	July 20, 2010	22F12	29	27
CDC-2165874	55.00	July 20, 2010	22F12	29	28
CDC-2165875	55.00	July 20, 2010	22F12	30	27
CDC-2165876	55.00	July 20, 2010	22F12	30	28
CDC-2165877	55.00	July 20, 2010	22F13	1	27
CDC-2165878	55.00	July 20, 2010	22F13	1	28
CDC-2092340	55.64	June 13, 2009	22F12	29	17
CDC-2092341	55.64	June 13, 2009	22F12	29	18
CDC-2091561	55.63	June 12, 2009	22F12	30	19
CDC-2091562	55.63	June 12, 2009	22F12	30	20
CDC-2091563	55.63	June 12, 2009	22F12	30	21
CDC-2091564	55.63	June 12, 2009	22F12	30	22
CDC-2091565	55.63	June 12, 2009	22F12	30	23
CDC-2091566	55.63	June 12, 2009	22F12	30	24
CDC-2091567	55.63	June 12, 2009	22F12	30	25
CDC-2091568	55.63	June 12, 2009	22F12	30	26
CDC-2091569	55.63	June 12, 2009	22F12	30	29
CDC-2091530	55.66	June 12, 2009	22F12	27	18
CDC-2091531	55.66	June 12, 2009	22F12	27	19
CDC-2091532	55.66	June 12, 2009	22F12	27	20
CDC-2091533	55.66	June 12, 2009	22F12	27	21
CDC-2091534	55.66	June 12, 2009	22F12	27	22
CDC-2091535	55.66	June 12, 2009	22F12	27	23
CDC-2091536	55.66	June 12, 2009	22F12	27	24
CDC-2091537	55.66	June 12, 2009	22F12	27	25
CDC-2091538	55.66	June 12, 2009	22F12	27	26
CDC-2091539	55.66	June 12, 2009	22F12	27	27
CDC-2091540	55.66	June 12, 2009	22F12	27	28
CDC-2091541	55.65	June 12, 2009	22F12	28	18
CDC-2091542	55.65	June 12, 2009	22F12	28	19
CDC-2091543	55.65	June 12, 2009	22F12	28	20
CDC-2091544	55.65	June 12, 2009	22F12	28	21
CDC-2091545	55.65	June 12, 2009	22F12	28	22
CDC-2091546	55.65	June 12, 2009	22F12	28	23
CDC-2091547	55.65	June 12, 2009	22F12	28	24
CDC-2091548	55.65	June 12, 2009	22F12	28	25
CDC-2091549	55.65	June 12, 2009	22F12	28	26
CDC-2091550	55.65	June 12, 2009	22F12	28	27
CDC-2091551	55.65	June 12, 2009	22F12	28	28
CDC-2091552	55.64	June 12, 2009	22F12	29	19
CDC-2091553	55.64	June 12, 2009	22F12	29	20
CDC-2091554	55.64	June 12, 2009	22F12	29	21
CDC-2091555	55.64	June 12, 2009	22F12	29	22
CDC-2091556	55.64	June 12, 2009	22F12	29	23

Propriété Lac en dentelle (cont.)

Claim N°	Area (ha)	Expiration date	NTS	Range	Lot	Part
CDC-2091592	55.60	June 12, 2009	22F13	3	22	0
CDC-2091593	55.60	June 12, 2009	22F13	3	23	0
CDC-2091594	55.60	June 12, 2009	22F13	3	24	0
CDC-2091595	55.60	June 12, 2009	22F13	3	27	0
CDC-2091596	55.60	June 12, 2009	22F13	3	28	0
CDC-2091597	55.60	June 12, 2009	22F13	3	29	0
CDC-2091598	55.60	June 12, 2009	22F13	3	30	0
CDC-2091599	55.59	June 12, 2009	22F13	4	22	0
CDC-2091600	55.59	June 12, 2009	22F13	4	23	0
CDC-2091601	55.59	June 12, 2009	22F13	4	24	0
CDC-2115900	55.44	August 7, 2009	22F13	20	16	0
CDC-2115901	55.44	August 7, 2009	22F13	20	17	0
CDC-2115902	55.43	August 7, 2009	22F13	21	15	0
CDC-2115903	55.43	August 7, 2009	22F13	21	16	0
CDC-2115904	55.43	August 7, 2009	22F13	21	17	0
CDC-2115905	55.43	August 7, 2009	22F13	21	18	0
CDC-2115906	55.42	August 7, 2009	22F13	22	14	0
CDC-2115907	55.42	August 7, 2009	22F13	22	15	0
CDC-2115908	55.42	August 7, 2009	22F13	22	16	0
CDC-2115909	55.42	August 7, 2009	22F13	22	17	0
CDC-2115910	55.42	August 7, 2009	22F13	22	18	0
CDC-2115911	55.41	August 7, 2009	22F13	23	14	0
CDC-2115912	55.41	August 7, 2009	22F13	23	15	0
CDC-2115913	55.41	August 7, 2009	22F13	23	16	0
CDC-2115914	55.41	August 7, 2009	22F13	23	17	0
CDC-2115915	55.41	August 7, 2009	22F13	23	18	0
CDC-2115916	55.40	August 7, 2009	22F13	24	15	0
CDC-2115917	55.40	August 7, 2009	22F13	24	16	0
CDC-2115918	55.40	August 7, 2009	22F13	24	17	0
CDC-2115919	55.00	August 7, 2009	22F13	24	18	0
118 claims	6556.34	65.56 Km²				

Propriété Lac Ste-Anne

Claim N°	Area (ha)	Expiration date	NTS	Range	Lot	Part
CDC-2091602	55.00	June 12, 2009	22K01	30	49	0
CDC-2091603	55.00	June 12, 2009	22K01	30	50	0
CDC-2091604	55.00	June 12, 2009	22K01	30	51	0
CDC-2091605	55.00	June 12, 2009	22K01	30	52	0
CDC-2091606	55.00	June 12, 2009	22K01	30	53	0
CDC-2091607	55.00	June 12, 2009	22K08	1	49	0
CDC-2091608	55.00	June 12, 2009	22K08	1	50	0
CDC-2091609	55.00	June 12, 2009	22K08	1	51	0
CDC-2091610	55.00	June 12, 2009	22K08	1	52	0
CDC-2091611	55.00	June 12, 2009	22K08	1	53	0
CDC-2091612	55.00	June 12, 2009	22K08	2	45	0
CDC-2091613	55.00	June 12, 2009	22K08	2	46	0
CDC-2091614	55.00	June 12, 2009	22K08	2	47	0
CDC-2091615	55.00	June 12, 2009	22K08	2	48	0
CDC-2091616	55.00	June 12, 2009	22K08	2	49	0
CDC-2091617	55.00	June 12, 2009	22K08	2	50	0
CDC-2091618	55.00	June 12, 2009	22K08	2	51	0
CDC-2091619	55.00	June 12, 2009	22K08	2	52	0
CDC-2091620	55.00	June 12, 2009	22K08	2	53	0
CDC-2091621	55.00	June 12, 2009	22K08	3	45	0
CDC-2091622	55.00	June 12, 2009	22K08	3	46	0
CDC-2091623	55.00	June 12, 2009	22K08	3	47	0
CDC-2091624	55.00	June 12, 2009	22K08	3	48	0
CDC-2091625	55.00	June 12, 2009	22K08	3	49	0
CDC-2091626	55.00	June 12, 2009	22K08	3	50	0
CDC-2091627	55.00	June 12, 2009	22K08	3	51	0
CDC-2091628	55.00	June 12, 2009	22K08	3	52	0
CDC-2091629	55.00	June 12, 2009	22K08	3	53	0
CDC-2091630	55.00	June 12, 2009	22K08	4	45	0
CDC-2091631	55.00	June 12, 2009	22K08	4	46	0
CDC-2091632	55.00	June 12, 2009	22K08	4	49	0
CDC-2091633	55.00	June 12, 2009	22K08	5	45	0
CDC-2091634	55.00	June 12, 2009	22K08	5	46	0
CDC-2091635	55.00	June 12, 2009	22K08	5	47	0
CDC-2091636	55.00	June 12, 2009	22K08	5	49	0
CDC-2091638	55.00	June 12, 2009	22K08	6	45	0
CDC-2091640	55.00	June 12, 2009	22K08	6	46	0
CDC-2091642	55.00	June 12, 2009	22K08	6	47	0
CDC-2091644	55.00	June 12, 2009	22K08	6	48	0
CDC-2091646	55.00	June 12, 2009	22K08	6	49	0
CDC-2165879	55.00	July 10, 2010	22K08	4	47	0
CDC-2165880	55.00	July 10, 2010	22K08	4	48	0
CDC-2165881	55.00	July 10, 2010	22K08	5	48	0
43 claims	2365.00	23.65 Km²				

Propriété Manic V

Claim N°	Area (ha)	Expiration date	NTS	Range	Lot	Part
CDC-2091648	54.00	June 12, 2009	22K10	7	32	0
CDC-2091650	54.00	June 12, 2009	22K10	7	33	0
CDC-2091652	54.00	June 12, 2009	22K10	7	34	0
CDC-2091654	54.00	June 12, 2009	22K10	7	35	0
CDC-2091656	54.00	June 12, 2009	22K10	7	36	0
CDC-2091658	54.00	June 12, 2009	22K10	8	32	0
CDC-2091660	54.00	June 12, 2009	22K10	8	35	0
CDC-2091662	54.00	June 12, 2009	22K10	8	36	0
CDC-2091664	54.00	June 12, 2009	22K10	9	32	0
CDC-2091666	54.00	June 12, 2009	22K10	9	33	0
CDC-2091668	54.00	June 12, 2009	22K10	9	34	0
CDC-2091670	54.00	June 12, 2009	22K10	9	35	0
CDC-2091672	54.00	June 12, 2009	22K10	9	36	0
CDC-2091674	54.00	June 12, 2009	22K10	10	34	0
CDC-2091676	54.00	June 12, 2009	22K10	10	35	0
CDC-2091678	54.00	June 12, 2009	22K10	10	36	0
CDC-2091680	54.00	June 12, 2009	22K10	10	37	0
CDC-2091683	54.00	June 12, 2009	22K10	11	35	0
CDC-2091685	54.00	June 12, 2009	22K10	11	36	0
CDC-2091686	54.00	June 12, 2009	22K10	11	37	0
CDC-2091688	54.00	June 12, 2009	22K10	11	38	0
CDC-2091690	54.00	June 12, 2009	22K10	11	40	0
CDC-2091692	54.00	June 12, 2009	22K10	12	35	0
CDC-2091694	54.00	June 12, 2009	22K10	12	36	0
CDC-2091696	54.00	June 12, 2009	22K10	12	37	0
CDC-2091698	54.00	June 12, 2009	22K10	12	39	0
CDC-2091700	54.00	June 12, 2009	22K10	12	40	0
CDC-2091702	54.00	June 12, 2009	22K10	13	35	0
CDC-2091704	54.00	June 12, 2009	22K10	13	36	0
CDC-2091706	54.00	June 12, 2009	22K10	13	38	0
CDC-2091708	54.00	June 12, 2009	22K10	13	39	0
CDC-2091710	54.00	June 12, 2009	22K10	13	40	0
CDC-2091712	54.00	June 12, 2009	22K10	14	35	0
CDC-2091714	54.00	June 12, 2009	22K10	14	36	0
CDC-2091716	54.00	June 12, 2009	22K10	14	37	0
CDC-2091718	54.00	June 12, 2009	22K10	14	38	0
CDC-2091720	54.00	June 12, 2009	22K10	14	39	0
CDC-2165882	54.00	July 10, 2010	22K10	12	38	0
CDC-2165883	54.00	July 10, 2010	22K10	13	37	0
39 claims	2106.00	21.06 Km²				

Propriété Bois Long

Claim N°	Area (ha)	Expiration date	NTS	Range	Lot	Part
CDC-2093188	54.00	June 17, 2009	22K14	23	55	0
CDC-2093189	54.00	June 17, 2009	22K14	24	55	0
CDC-2093190	54.00	June 17, 2009	22K14	24	56	0
CDC-2093191	54.00	June 17, 2009	22K14	24	57	0
CDC-2091722	54.00	June 12, 2009	22K14	20	57	0
CDC-2091724	54.00	June 12, 2009	22K14	20	58	0
CDC-2091726	54.00	June 12, 2009	22K14	20	59	0
CDC-2091728	54.00	June 12, 2009	22K14	20	60	0
CDC-2091730	54.00	June 12, 2009	22K14	21	55	0
CDC-2091731	54.00	June 12, 2009	22K14	21	56	0
CDC-2091733	54.00	June 12, 2009	22K14	21	57	0
CDC-2091735	54.00	June 12, 2009	22K14	21	58	0
CDC-2091737	54.00	June 12, 2009	22K14	21	59	0
CDC-2091739	54.00	June 12, 2009	22K14	22	55	0
CDC-2091741	54.00	June 12, 2009	22K14	22	56	0
CDC-2091743	54.00	June 12, 2009	22K14	22	57	0
CDC-2091745	54.00	June 12, 2009	22K14	22	58	0
CDC-2091747	54.00	June 12, 2009	22K14	22	59	0
CDC-2091749	54.00	June 12, 2009	22K14	22	60	0
CDC-2091751	54.00	June 12, 2009	22K14	23	56	0
CDC-2091753	54.00	June 12, 2009	22K14	23	57	0
CDC-2091755	54.00	June 12, 2009	22K14	23	58	0
CDC-2091757	54.00	June 12, 2009	22K14	23	59	0
CDC-2091759	54.00	June 12, 2009	22K14	23	60	0
CDC-2091761	54.00	June 12, 2009	22K14	24	58	0
CDC-2091763	54.00	June 12, 2009	22K14	24	59	0
CDC-2091765	54.00	June 12, 2009	22K14	24	60	0
CDC-2091767	54.00	June 12, 2009	22K15	20	1	0
CDC-2091769	54.00	June 12, 2009	22K15	20	2	0
CDC-2091771	54.00	June 12, 2009	22K15	20	3	0
CDC-2091773	54.00	June 12, 2009	22K15	20	4	0
CDC-2091775	54.00	June 12, 2009	22K15	21	2	0
CDC-2091777	54.00	June 12, 2009	22K15	21	3	0
CDC-2091779	54.00	June 12, 2009	22K15	21	4	0
CDC-2091781	54.00	June 12, 2009	22K15	22	1	0
CDC-2091783	54.00	June 12, 2009	22K15	22	2	0
CDC-2091785	54.00	June 12, 2009	22K15	22	3	0
CDC-2091787	54.00	June 12, 2009	22K15	22	4	0
CDC-2091789	54.00	June 12, 2009	22K15	23	1	0
CDC-2091791	54.00	June 12, 2009	22K15	23	2	0
CDC-2091793	54.00	June 12, 2009	22K15	23	3	0
CDC-2091795	54.00	June 12, 2009	22K15	23	4	0
CDC-2091797	54.00	June 12, 2009	22K15	23	9	0

Propriété Bois Long (cont.)

Claim N°	Area (ha)	Expiration date	NTS	Range	Lot	Part
CDC-2091799	54.00	June 12, 2009	22K15	23	10	0
CDC-2091801	54.00	June 12, 2009	22K15	23	11	0
CDC-2091803	54.00	June 12, 2009	22K15	24	9	0
CDC-2091805	54.00	June 12, 2009	22K15	24	10	0
CDC-2091807	54.00	June 12, 2009	22K15	24	11	0
CDC-2091809	54.00	June 12, 2009	22K15	25	9	0
CDC-2091811	54.00	June 12, 2009	22K15	25	10	0
CDC-2091813	54.00	June 12, 2009	22K15	25	11	0
CDC-2165884	54.00	July 10, 2010	22K14	21	60	0
CDC-2165885	54.00	July 10, 2010	22K15	21	1	0
53 claims	2862.00	28.62 Km^2				

Propriété Tétepisca

Claim N°	Area (ha)	Expiration date	NTS	Range	Lot	Part
CDC-2091854	54.01	June 12, 2009	22N03	19	29	
CDC-2091856	54.01	June 12, 2009	22N03	19	30	
CDC-2091859	54.00	June 12, 2009	22N03	20	23	
CDC-2091861	54.00	June 12, 2009	22N03	20	24	
CDC-2091863	54.00	June 12, 2009	22N03	20	25	
CDC-2091865	54.00	June 12, 2009	22N03	20	26	
CDC-2091867	54.00	June 12, 2009	22N03	20	27	
CDC-2091869	54.00	June 12, 2009	22N03	20	28	
CDC-2091871	54.00	June 12, 2009	22N03	20	29	
CDC-2091873	54.00	June 12, 2009	22N03	20	30	
CDC-2091875	53.99	June 12, 2009	22N03	21	23	
CDC-2091877	53.99	June 12, 2009	22N03	21	24	
CDC-2091879	53.99	June 12, 2009	22N03	21	25	
CDC-2091881	53.99	June 12, 2009	22N03	21	26	
CDC-2091883	53.99	June 12, 2009	22N03	21	27	
CDC-2091885	53.99	June 12, 2009	22N03	21	28	
CDC-2091887	53.99	June 12, 2009	22N03	21	29	
CDC-2091889	53.99	June 12, 2009	22N03	21	30	
CDC-2091891	53.98	June 12, 2009	22N03	22	24	
CDC-2091892	53.98	June 12, 2009	22N03	22	25	
CDC-2092342	54.05	June 13, 2009	22N03	15	23	
CDC-2092343	54.05	June 13, 2009	22N03	15	24	
CDC-2092344	54.05	June 13, 2009	22N03	15	25	
CDC-2092345	54.04	June 13, 2009	22N03	16	23	
CDC-2092346	54.04	June 13, 2009	22N03	16	24	
CDC-2091815	54.04	June 12, 2009	22N03	16	25	
CDC-2091817	54.03	June 12, 2009	22N03	17	23	

Propriété Tétepisca (cont.)

Claim N°	Area (ha)	Expiration date	NTS	Range	Lot	Part
CDC-2091819	54.03	June 12, 2009	22N03	17	24	
CDC-2091821	54.03	June 12, 2009	22N03	17	25	
CDC-2091823	54.03	June 12, 2009	22N03	17	26	
CDC-2091825	54.03	June 12, 2009	22N03	17	27	
CDC-2091827	54.02	June 12, 2009	22N03	18	23	
CDC-2091829	54.02	June 12, 2009	22N03	18	24	
CDC-2091831	54.02	June 12, 2009	22N03	18	25	
CDC-2091833	54.02	June 12, 2009	22N03	18	26	
CDC-2091835	54.02	June 12, 2009	22N03	18	27	
CDC-2091837	54.02	June 12, 2009	22N03	18	28	
CDC-2091839	54.02	June 12, 2009	22N03	18	29	
CDC-2091841	54.02	June 12, 2009	22N03	18	30	
CDC-2091843	54.01	June 12, 2009	22N03	19	23	
CDC-2091845	54.01	June 12, 2009	22N03	19	24	
CDC-2091847	54.01	June 12, 2009	22N03	19	25	
CDC-2091849	54.01	June 12, 2009	22N03	19	26	
CDC-2091850	54.01	June 12, 2009	22N03	19	27	
CDC-2091852	54.01	June 12, 2009	22N03	19	28	
CDC-2165886	54.00	July 10,2010	22N03	15	26	
CDC-2165887	54.00	July 10,2010	22N03	15	27	
CDC-2165888	54.00	July 10,2010	22N03	16	26	
CDC-2165889	54.00	July 10,2010	22N03	16	27	
49 claims	2646.54	26.47 Km^2				

Propriété Katshi

Claim N°	Area (ha)	Expiration date	NTS	Range	Lot	Part
CDC-2092112	53.80	June 12, 2009	22N05	11	19	
CDC-2092113	53.79	June 12, 2009	22N05	12	18	
CDC-2092111	53.80	June 12, 2009	22N05	11	18	
CDC-2092114	53.79	June 12, 2009	22N05	12	19	
4 claims	215.18	2.15 Km^2				

Propriété Indian Summer

Claim N°	Area (ha)	Expiration date	NTS	Range	Lot	Part
CDC-2092115	53.77	June 12, 2009	22N05	14	55	
CDC-2092116	53.77	June 12, 2009	22N05	14	56	
CDC-2092117	53.77	June 12, 2009	22N05	14	57	
CDC-2092118	53.77	June 12, 2009	22N05	14	58	
CDC-2092119	53.77	June 12, 2009	22N05	14	59	
CDC-2092120	53.77	June 12, 2009	22N05	14	60	
CDC-2092121	53.76	June 12, 2009	22N05	15	54	
CDC-2092122	53.76	June 12, 2009	22N05	15	55	
CDC-2092123	53.76	June 12, 2009	22N05	15	56	
CDC-2092124	53.76	June 12, 2009	22N05	15	57	
CDC-2092125	53.76	June 12, 2009	22N05	15	58	
CDC-2092126	53.76	June 12, 2009	22N05	15	59	
CDC-2092127	53.76	June 12, 2009	22N05	15	60	
CDC-2092128	53.75	June 12, 2009	22N05	16	53	
CDC-2092129	53.75	June 12, 2009	22N05	16	54	
CDC-2092130	53.75	June 12, 2009	22N05	16	55	
CDC-2092131	53.75	June 12, 2009	22N05	16	56	
CDC-2092132	53.75	June 12, 2009	22N05	16	57	
CDC-2092133	53.75	June 12, 2009	22N05	16	58	
CDC-2092134	53.75	June 12, 2009	22N05	16	59	
CDC-2092135	53.75	June 12, 2009	22N05	16	60	
CDC-2092136	53.74	June 12, 2009	22N05	17	50	
CDC-2092137	53.74	June 12, 2009	22N05	17	51	
CDC-2092138	53.74	June 12, 2009	22N05	17	52	
CDC-2092139	53.74	June 12, 2009	22N05	17	53	
CDC-2092140	53.74	June 12, 2009	22N05	17	54	
CDC-2092141	53.74	June 12, 2009	22N05	17	55	
CDC-2092142	53.74	June 12, 2009	22N05	17	56	
CDC-2092143	53.74	June 12, 2009	22N05	17	57	
CDC-2092144	53.74	June 12, 2009	22N05	17	58	
CDC-2092145	53.74	June 12, 2009	22N05	17	59	
CDC-2092146	53.73	June 12, 2009	22N05	18	58	
CDC-2091895	53.73	June 12, 2009	22N05	18	49	
CDC-2091897	53.73	June 12, 2009	22N05	18	50	
CDC-2091898	53.73	June 12, 2009	22N05	18	51	
CDC-2091900	53.73	June 12, 2009	22N05	18	52	
CDC-2091902	53.73	June 12, 2009	22N05	18	53	
CDC-2091905	53.73	June 12, 2009	22N05	18	54	
CDC-2091907	53.73	June 12, 2009	22N05	18	55	
CDC-2091909	53.73	June 12, 2009	22N05	18	56	
CDC-2091911	53.73	June 12, 2009	22N05	18	57	
CDC-2091913	53.72	June 12, 2009	22N05	19	47	
CDC-2091915	53.72	June 12, 2009	22N05	19	48	
CDC-2091917	53.72	June 12, 2009	22N05	19	49	

Propriété Indian Summer (cont.)

Claim N°	Area (ha)	Expiration date	NTS	Range	Lot	Part
CDC-2091918	53.72	June 12, 2009	22N05	19	51	
CDC-2091920	53.72	June 12, 2009	22N05	19	52	
CDC-2091922	53.72	June 12, 2009	22N05	19	53	
CDC-2091924	53.72	June 12, 2009	22N05	19	54	
CDC-2091926	53.72	June 12, 2009	22N05	19	55	
CDC-2091929	53.72	June 12, 2009	22N05	19	56	
CDC-2091931	53.72	June 12, 2009	22N05	19	57	
CDC-2091933	53.71	June 12, 2009	22N05	20	47	
CDC-2091935	53.71	June 12, 2009	22N05	20	48	
CDC-2091937	53.71	June 12, 2009	22N05	20	49	
CDC-2091939	53.71	June 12, 2009	22N05	20	51	
CDC-2091941	53.71	June 12, 2009	22N05	20	52	
CDC-2091943	53.71	June 12, 2009	22N05	20	53	
CDC-2091945	53.71	June 12, 2009	22N05	20	54	
CDC-2091947	53.71	June 12, 2009	22N05	20	55	
CDC-2091948	53.70	June 12, 2009	22N05	21	47	
CDC-2091950	53.70	June 12, 2009	22N05	21	48	
CDC-2091952	53.70	June 12, 2009	22N05	21	49	
CDC-2091954	53.70	June 12, 2009	22N05	21	50	
CDC-2091957	53.70	June 12, 2009	22N05	21	51	
CDC-2091959	53.70	June 12, 2009	22N05	21	52	
CDC-2091961	53.70	June 12, 2009	22N05	21	53	
CDC-2091963	53.70	June 12, 2009	22N05	21	54	
CDC-2091965	53.69	June 12, 2009	22N05	22	47	
CDC-2091967	53.69	June 12, 2009	22N05	22	48	
CDC-2091969	53.69	June 12, 2009	22N05	22	51	
CDC-2091971	53.69	June 12, 2009	22N05	22	52	
CDC-2091973	53.69	June 12, 2009	22N05	22	53	
CDC-2092347	53.69	June 13, 2009	22N05	22	46	
CDC-2092348	53.68	June 13, 2009	22N05	23	46	
CDC-2092349	53.68	June 13, 2009	22N05	23	47	
CDC-2092350	53.68	June 13, 2009	22N05	23	48	
CDC-2092351	53.68	June 13, 2009	22N05	23	49	
CDC-2092352	53.68	June 13, 2009	22N05	23	50	
CDC-2092353	53.67	June 13, 2009	22N05	24	46	
CDC-2092354	53.67	June 13, 2009	22N05	24	47	
CDC-2092355	53.67	June 13, 2009	22N05	24	48	
CDC-2092356	53.67	June 13, 2009	22N05	24	49	
CDC-2166344	53.00	July 20, 2010	22N05	22	49	
CDC-2166345	53.00	July 20, 2010	22N05	22	50	
CDC-2165890	53.00	July 20, 2010	22N05	19	50	
CDC-2165891	53.00	July 20, 2010	22N05	20	50	
86 claims	4617.34	46.17 Km²				

Schedule C

4,750,000 Shares to **Jean Lafleur**

As fees owed to him for work on the optioned properties and pursuant to S-8 regulations;

All of those in consideration for interests of the Optioned Properties:

150,000 Shares to **Mark Billings;**
550,000 Shares to **Louis Lapointe;**
600,000 Shares to **Paul Marchal;**
50,000 Shares to **Confederation Capital Corp.;**